UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 23, 2009

PEOPLES EDUCATIONAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)
000-50916 (Commission File Number)	41-1368898 (I.R.S. Employer Identification No.)
299 Market Street Saddle Brook, NJ (Address of Principal Executive Offices)	07663 (Zip Code)
Registrant’s telephone number, including area code: (201) 712-0090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)
On November 23, 2009, the Audit Committee of the Board of Directors of Peoples Educational Holdings, Inc. (the “Company”) dismissed McGladrey & Pullen, LLP (“McGladrey”) as the Company’s independent registered public accounting firm, effective on that date.

The reports of McGladrey on the financial statements of the Company for the fiscal years ended May 31, 2009 and May 31, 2008 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  During the two most recent fiscal years and through the effective date of McGladrey’s dismissal, there were no disagreements between the Company and McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of McGladrey, would have caused McGladrey to make reference thereto in its report on the financial statements for such fiscal years.  During the period described in the preceding sentence, there were no “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided McGladrey with a copy of this disclosure and requested that McGladrey furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of McGladrey’s letter, dated November 30, 2009, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)
On November 23, 2009, the Company’s Audit Committee appointed Rothstein Kass & Company P.C. as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2010.  During the Company’s two most recent fiscal years and through the engagement of Rothstein Kass & Company P.C. as the Company’s accountant on November 23, 2009, neither the Company nor anyone on the Company’s behalf consulted with Rothstein Kass & Company P.C. with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

Exhibit 16.1	Letter of McGladrey & Pullen, LLP dated November 30, 2009, to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES EDUCATIONAL HOLDINGS, INC.
(Registrant)

By: /s/ Brian T. Beckwith
Name: Brian T. Beckwith
Title: President and Chief Executive Officer

Date:  November 30, 2009